UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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Scudder Variable Series II

(Name of Registrant as Specified in Its Charter)

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SCUDDER SALOMON AGGRESSIVE GROWTH PORTFOLIO

A Message from the Fund’s Chief Executive Officer

[mailing date], 2005

Dear Investor:

I am writing to you to ask you to instruct your insurance company as to how to vote on an important matter that affects your investment in Scudder Salomon Aggressive Growth Portfolio (formerly called SVS INVESCO Dynamic Growth Portfolio) (the “Fund”). You may provide your instructions by filling out and signing the enclosed voting instruction form, or by recording your instructions by telephone or through the Internet.

We are asking for your voting instructions on the following proposals:

1. To approve a new investment management agreement between Scudder Variable Series II, on behalf of the Fund, and Deutsche Investment Management Americas Inc.

2. To approve a new sub-advisory agreement between Deutsche Investment Management Americas Inc. and Salomon Brothers Asset Management Inc, as a subsidiary of Citigroup, Inc., and a new sub-advisory agreement between Deutsche Investment Management Americas Inc. and Salomon Brothers Asset Management Inc, as a subsidiary of Legg Mason, Inc.

The Board recommends that you vote FOR both Proposals.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the proposals for which you are being asked to provide voting instructions; and

•	A Proxy Statement, which provides detailed information on the specific proposals to be considered at the shareholders’ meeting, and why the proposals are being made.

We need your instructions and urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form, vote by telephone or record your voting instructions through the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your form.

I’m sure that you, like most people, lead a busy life and are tempted to put this Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed form (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about either of the proposals, please call Computershare Fund Services, the Fund’s proxy solicitor, at [1-            ], or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder Variable Series II

SCUDDER SALOMON AGGRESSIVE GROWTH PORTFOLIO

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for Scudder Salomon Aggressive Growth Portfolio’s Special Meeting of Shareholders. It tells you what proposals will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of Scudder Salomon Aggressive Growth Portfolio:

A Special Meeting of Shareholders of Scudder Salomon Aggressive Growth Portfolio (the “Fund”) will be held October 21, 2005 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following proposals (the “Proposals”):

1. To approve a new investment management agreement between Scudder Variable Series II, on behalf of the Fund, and Deutsche Investment Management Americas Inc.

2. To approve a new sub-advisory agreement between Deutsche Investment Management Americas Inc. and Salomon Brothers Asset Management Inc, as a subsidiary of Citigroup, Inc., and a new sub-advisory agreement between Deutsche Investment Management Americas Inc. and Salomon Brothers Asset Management Inc, as a subsidiary of Legg Mason, Inc.

The Board recommends that you vote FOR both Proposals.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the Fund at the close of business on September 12, 2005 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that a quorum is present but sufficient votes in favor of either Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to either Proposal. Any adjournment of the Meeting for the further solicitation of proxies as to either Proposal will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on either Proposal in this Proxy Statement prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to the other Proposal.

By order of the Trustees

John Millette

Secretary

[mailing date], 2005

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

Scudder Variable Series II

Scudder Salomon Aggressive Growth Portfolio

222 South Riverside Plaza

Chicago, Illinois 60606

PROXY STATEMENT

[Mailing Date], 2005

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Scudder Variable Series II (the “Trust”) for use at the Special Meeting of Shareholders of Scudder Salomon Aggressive Growth Portfolio (the “Fund”), a series of the Trust. The Special Meeting is to be held on October 21, 2005 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”).

Shares of the Fund are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of the Fund as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts. This Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to the Fund. All persons entitled to direct the voting of shares of the Fund, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement. Further, in the descriptions of the proposals below, the word “fund” is sometimes used to mean investment companies or series thereof in general, and not the Fund whose Proxy Statement this is. In addition, in this Proxy Statement, for simplicity, actions are described as being taken by the Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the Fund.

This Proxy Statement, along with the Notice of Special Meeting and the proxy card or voting instruction form, is being mailed to shareholders and Contract Owners on or about [mailing date], 2005. It explains concisely what you should know before voting on the proposals described in this Proxy Statement. Please read it carefully and keep it for future reference.

The Meeting is being held to consider the following proposals, and such other matters as may properly come before the Meeting or any adjournments thereof:

1. To approve a new investment management agreement between Scudder Variable Series II, on behalf of the Fund, and DeIM.

2. To approve a new sub-advisory agreement between Deutsche Investment Management Americas Inc. and Salomon Brothers Asset Management Inc, as a subsidiary of Citigroup, Inc., and a new sub-advisory agreement between Deutsche Investment Management Americas Inc. and Salomon Brothers Asset Management Inc, as a subsidiary of Legg Mason, Inc.

The Board recommends that you vote FOR both Proposals.

Introduction

DeIM serves as the Fund’s investment advisor and manager pursuant to an investment management agreement (the “Current Agreement”). DeIM is permitted to delegate to a sub-advisor certain of the portfolio management services DeIM is to perform under the Current Agreement. Prior to August 1, 2005, INVESCO Institutional (N.A.) Inc. (“INVESCO”) served as sub-advisor to the Fund pursuant to a sub-advisory agreement with DeIM (the “Old Sub-Advisory Agreement”). In March 2005, DeIM proposed to the Board that INVESCO be replaced as sub-advisor with Salomon Brothers Asset Management Inc (“SaBAM”) because INVESCO’s portfolio management team changed in July 2004 during the consolidation of INVESCO into its sister company, [AIM Funds Management Inc. (“AIM”)], and INVESCO declined to adopt Deutsche Asset Management’s Soft Dollar Policy with respect to portfolio transactions for the Fund. (For more information on Deutsche Asset Management, see “The Investment Advisor” section in Proposal 1 below.) At a meeting held on May 11, 2005, the Board approved the termination of INVESCO effective August 1, 2005 and the retention of SaBAM as sub-advisor for the Fund under an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) for up to 150 days. The Board also approved a new sub-advisory agreement between SaBAM and DeIM (the “New Sub-Advisory Agreement”), which shareholders are asked to approve. On August 1, 2005, the Interim Sub-Advisory Agreement with SaBAM became effective. In connection with the change in sub-advisor, the name of the Fund was changed to Scudder Salomon Aggressive Growth Portfolio and modifications were made to the Fund’s investment objective and policies. If approved by shareholders of the Fund, the New Sub-Advisory Agreement with SaBAM will then take effect concurrent with the termination of the Interim Sub-Advisory Agreement.

Subsequent to the May 11, 2005 Board meeting, Citigroup, Inc. (“Citigroup”), SaBAM’s ultimate parent company, announced a transaction with Legg Mason, Inc. (“Legg Mason”) that is expected to result in a change of control of SaBAM after the New Sub-Advisory Agreement becomes effective. Under the terms of the New Sub-Advisory Agreement, a change of control of SaBAM would automatically terminate the New Sub-Advisory Agreement. In anticipation of the Citigroup/Legg Mason transaction and the expected change of control of SaBAM, the Board, at a meeting held on August 29, 2005, approved an additional sub-advisory agreement between SaBAM and DeIM (the “Transaction Sub-Advisory Agreement”) which, if approved by shareholders, would take effect upon the closing of the Citigroup/Legg Mason transaction and the resulting termination of the New Sub-Advisory Agreement. The closing of the Citigroup/Legg Mason transaction is expected to occur on or about October 31, 2005. The terms of the Transaction Sub-Advisory Agreement and the New Sub-Advisory Agreement are identical, except with respect to the effective date.

Currently, the Investment Company Act of 1940, as amended (the “1940 Act”), requires that all investment advisory contracts, including sub-advisory contracts, be approved, at least initially, by shareholders of a fund. For this reason, the Board is seeking shareholder approval of the New Sub-Advisory Agreement and the Transaction Sub-Advisory Agreement. Shareholders are being asked to approve both the New Sub-Advisory Agreement and the Transaction Sub-Advisory Agreement because the Citigroup/Legg Mason transaction is not expected to be finalized until after the Meeting. If the New Sub-Advisory Agreement and the Transaction Sub-Advisory Agreement are both approved by shareholders, the New Sub-Advisory Agreement will take effect concurrent with the termination of the Interim Sub-Advisory Agreement and the Transaction Sub-Advisory Agreement will replace the New Sub-Advisory Agreement effective with the closing of the Citigroup/Legg Mason transaction. If the Citigroup/Legg Mason transaction is never consummated, then the New Sub-Advisory Agreement will continue and the Transaction Sub-Advisory Agreement will not take effect.

The Securities and Exchange Commission (“SEC”) has proposed a rule which would permit funds for which sub-advisors provide investment advisory services to forego obtaining shareholder approval when the investment advisor, with the prior approval of the board, including a majority of the independent board members, hires or replaces a sub-advisor. A fund adopting this structure (known as “manager-of-managers”) and relying on the rule would be required to notify shareholders of any hiring or replacement of a sub-advisor within 90 days. The Board and DeIM support the proposed rule because it would allow the Fund, upon approval by the Board, to terminate sub-advisors and replace them with sub-advisors better suited to achieve the Fund’s objectives without the expense and delay of obtaining shareholder approval.

In order to qualify for the exemption, a fund’s investment advisory contract must include certain provisions. The Current Agreement does not contain the necessary provisions. In anticipation of the proposed SEC rule becoming final, DeIM proposed and the Board approved the replacement of the Current Agreement with a new investment management agreement (the “New Agreement”) that includes the necessary provisions to enable the Fund to take advantage of the manager-of-managers rule if and when it becomes final. Since shareholder approval of the New Sub-Advisory Agreement and the Transaction Sub-Advisory Agreement is being sought at this time, DeIM proposed, and the Board approved on May 11, 2005, the New Agreement, and the Board seeks shareholder approval of the New Agreement.

Proposal 1:	Approval of the New Agreement Between the Trust, on Behalf of the Fund, and DeIM

As described above in the Introduction, the Board is seeking shareholder approval of the New Agreement which would, among other things, permit DeIM to hire or replace a sub-advisor for the Fund without obtaining shareholder approval assuming the SEC adopts the proposed rule described above, or the Fund obtains an exemptive order from the SEC to the same effect. If the New Agreement is approved by shareholders, but the proposed rule is never adopted as a final rule and the Fund does not obtain an exemptive order from the SEC as indicated, the changes will have no material effect on the Fund and the Fund will continue to seek shareholder approval to hire or replace sub-advisors.

The form of the New Agreement is attached to this Proxy Statement as Exhibit 1. The discussion of the New Agreement in this Proxy Statement is qualified in its entirety by the New Agreement as set forth in Exhibit 1. The differences between the New

Agreement and the Current Agreement are set forth below. If Proposal 1 is approved by shareholders, the then-existing investment advisory agreement will terminate and the New Agreement will become effective. If Proposal 1 is not approved by shareholders, the then-existing investment advisory agreement will remain in effect and the Board will take such further action as it deems to be in the best interests of the Fund.

The Investment Advisor

Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154, serves as the Fund’s advisor and manager pursuant to the Current Agreement.

Scudder Investments is part of Deutsche Asset Management (“DeAM”), which is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG, 345 Park Avenue, New York, New York 10154. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Appendix A to this Proxy Statement provides information regarding the principal executive officers and directors of DeIM. No officer or Trustee of the Trust is an officer or director of DeIM. No officer or Trustee of the Trust owns any securities of, or has any other material direct or indirect interest in, DeIM or any of its affiliates, except William N. Shiebler, a Trustee of the Trust, who has an interest in DeIM and its affiliates through his position as Vice Chairman of DeAM.

Affiliated Service Providers.    DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, provides administrative services to the Fund. Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02210, a subsidiary of the Advisor, acts as Fund Accounting Agent and determines the daily net asset value per share and maintains the fund and general accounting records of the Fund. Pursuant to a sub-administration and sub-accounting agreement among the Advisor, SFAC and State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts, 02110, DeIM has delegated certain administrative functions and SFAC has delegated certain fund accounting functions to State Street. The costs and expenses of such delegations are borne by DeIM and SFAC, respectively. Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly-owned subsidiary of the Advisor, is the Fund’s distributor and principal underwriter. The Fund has adopted a distribution plan under Rule 12b-1 for the Fund’s Class B shares that provides for an annual distribution fee of up to 0.25% of the average daily net assets of the Fund’s Class B shares to reimburse SDI for distribution and shareholder servicing-related expenses incurred or paid by SDI or a participating insurance company. Scudder Investments Service Company (“SISC”), 210 W. 10th Street, Kansas City, Missouri 64105, an affiliate of the Advisor, acts as the Fund’s transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC. Appendix B sets forth the fees paid to these affiliated service providers for the Fund’s most recent fiscal year. These services will continue to be provided after the New Agreement is approved.

Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers and other parties. DeIM has agreed to indemnify the Fund in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, DeIM believes the likelihood that the pending lawsuits will have a material adverse financial impact on the Fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreement with the Fund.

Comparison of the Current Agreement and the New Agreement

Portfolio Management Services.    Under the Current Agreement, DeIM provides continuing investment management of the Fund’s assets in accordance with the investment objectives, policies and restrictions set forth in the Fund’s Prospectus and Statement of Additional Information; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and all rules and regulations thereunder; and all other applicable federal and state laws and regulations, subject always to policies and instructions adopted by the Board. The Current Agreement also provides that DeIM shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others in accordance with Fund policies. The Current Agreement requires DeIM to furnish to the Trust’s Board of Trustees periodic reports on the investment performance of the Fund.

The New Agreement contains the same provisions as the Current Agreement regarding portfolio management services.

Delegation of Portfolio Management Services.    The Current Agreement allows DeIM, subject to prior approval of a majority of the Trustees, including a majority of the

Trustees who are not “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), to delegate through a sub-advisory agreement certain of the portfolio management services DeIM is to perform under the Current Agreement to any other company that DeIM controls, is controlled by or under common control with, to the extent permitted by applicable law. This provision was designed to permit DeIM to delegate to an affiliated entity certain portfolio management services without obtaining shareholder approval, as permitted under SEC no-action letters. According to the Current Agreement, DeIM must supervise the services provided by the sub-advisor and a delegation does not relieve DeIM of its obligations under the Agreement. Any sub-advisory agreement entered into by DeIM with an affiliated party may be amended by DeIM subject to the prior approval of a majority of the Trustees, including a majority of the Independent Trustees.

The New Agreement contains substantially similar provisions regarding the delegation of portfolio management services, except that the New Agreement specifically permits DeIM to delegate through a sub-advisory agreement certain of the portfolio management services DeIM is to perform under the New Agreement to any other company, regardless of whether DeIM controls, is controlled by or under common control with that company. (The Current Agreement was approved by shareholders at the same meeting at which shareholders approved the sub-advisory agreement with INVESCO, although the Current Agreement, unlike the New Agreement, does not specifically address delegation to a non-affiliated sub-advisor.) The New Agreement also specifically requires that DeIM supervise and oversee the services provided by the sub-advisor.

Administrative Services.    The Current Agreement provides that in addition to the portfolio management services described above, DeIM shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open-end investment company, including, but not limited to, preparing reports to and meeting materials for the Board and reports and notices to Fund shareholders; supervising and negotiating contractual arrangements with and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund’s custodian or other agents of the Fund; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund’s business, subject to the direction and control of the Board.

The New Agreement contains the same provisions as the Current Agreement regarding the provision of administrative services.

Expenses.    The Current Agreement provides that DeIM shall pay all costs and expenses incurred in providing the portfolio management services and administrative services described above, including any office space or other facilities required by the Fund. DeIM shall also pay the fees of any sub-advisor engaged by DeIM and the compensation and expenses of the Trustees, officers and executive employees of the Trust who are affiliated persons of DeIM. Under the Current Agreement, DeIM is only responsible for the expenses specifically allocated to it by the terms of the Current Agreement; all other organizational, operational and business related expenses will be paid by the Fund.

The New Agreement contains the same provisions as the Current Agreement regarding the allocation of expenses.

Compensation.    Until August 1, 2005, the Fund paid DeIM under the Current Agreement a monthly investment management fee in return for the services rendered, payments made and costs assumed by DeIM based on the average daily net assets of the Fund, at the annual rates shown below:

Average Daily Net Assets of the Fund	Fee Rate
$0-$250 million	1.000%
Next $250 million	0.975%
Next $500 million	0.950%
Next $1.5 billion	0.925%
Over $2.5 billion	0.900%

DeIM is being paid under a new lower management fee schedule effective August 1, 2005, pursuant to an amendment to the Current Agreement that was approved by the Board at a meeting on May 11, 2005. Since August 1, 2005, the Fund has paid DeIM under the Current Agreement and will continue to pay DeIM under the New Agreement a monthly investment management fee based on the average daily net assets of the Fund, at the annual rates shown below:

Average Daily Net Assets of the Fund	Fee Rate
$0-$250 million	0.800%
Next $500 million	0.775%
Next $750 million	0.750%
Over $1.5 billion	0.725%

During the fiscal year ended December 31, 2004, the Fund paid DeIM $389,667 in investment management fees. If the investment management fee rates effective August 1, 2005 under the Current Agreement and to be continued under the New Agreement had been in effect, the Fund would have paid $             in investment management fees. The amount that would have been paid under the New Agreement would have been     % lower than the amount paid under the Current Agreement.

DeIM acts as investment advisor to other investment companies with investment objectives similar to the Fund. Information on these similar investment companies, including investment management fee rates and net assets, is set forth in Exhibit 2 to this Proxy Statement.

Limitation of Liability of Investment Advisor.    The Current Agreement provides that DeIM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Current Agreement relates, except DeIM will be liable to the Trust, the Fund or its shareholders for loss caused by willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Current Agreement.

The New Agreement contains the same provisions as the Current Agreement regarding the limitation of liability of DeIM.

Duration and Termination of the Agreement.    The Current Agreement, dated April 5, 2002, had an initial term ending September 30, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties the Current Agreement or interested persons of any party to the Current Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The Current Agreement was initially approved by the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or DeIM, on February 4, 2002. The Board last approved the Current Agreement on September 24, 2004. The Current Agreement was approved by the shareholders of the Fund on March 28, 2002 in connection with the acquisition of Zurich Scudder Investments, Inc. by Deutsche Bank AG.

The Current Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust’s Board of Trustees on 60 days’ written notice, or by DeIM on 60 days’ written notice to the Trust. The Current Agreement also may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that DeIM has taken any action which results in a breach of the Current Agreement. The Current Agreement terminates automatically in the event of its assignment.

The New Agreement contains the same provisions as the Current Agreement regarding the duration and termination of the New Agreement, except that the New Agreement has an initial term ending September 30, 2006.

Board Considerations

At the Board of Trustees meeting on May 11, 2005, DeIM proposed to the Board, for the reasons described in the Introduction, that the Fund adopt a “manager-of-managers” structure relating to its sub-advisory relationships. As part of the conversion to a “manager-of-managers” structure, DeIM proposed that the New Agreement be approved by the Board. The Board, and the Independent Trustees, normally consider the renewal of the Fund’s investment management and sub-advisory agreements annually pursuant to a process that concludes at the Board’s September meeting following a multi-month review process. In connection with its last annual consideration of the Current Agreement (September 2004), the Board considered the following factors, among others, in determining to continue the Agreement: (i) the nature, extent and quality of the services provided by the Advisor; (ii) the investment performance of the Fund and the Advisor; (iii) the cost of the services provided and the profits realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors. In connection with the Board’s consideration of the New Agreement, the Trustees took note of their previous considerations as well as considering that the management fee schedule proposed under the New Agreement is lower than the current fee schedule. In addition, the Board noted that the Advisor entered into an amendment of the Current Agreement, effective August 1, 2005, to implement the new management fee schedule as of the date of the Interim Sub-Advisory Agreement with SaBAM. The Board also considered the Advisor’s representation that there would be no diminution in services provided in connection with the amendment to the Current Agreement to reflect the new management fee schedule.

The Board approved the New Agreement at the May 11, 2005 meeting and recommended its approval to shareholders. In approving the New Agreement, the Board, including the Independent Trustees, reviewed materials from the Advisor relating to the proposed management fee and services to be provided as well as other information, and the Independent Trustees were advised by independent counsel regarding their duties in connection with contract approvals.

Nature, Extent and Quality of Services and Investment Performance.    The Board reviewed the nature, extent and quality of the administrative, legal and other services provided by DeIM. The Board considered the size, education and experience of DeIM’s staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel. The Board also considered the nature, quality, cost and extent of administrative and shareholder services performed by DeIM and its affiliated companies. The Board noted that DeIM previously delegated to INVESCO and would delegate to SaBAM responsibility for furnishing a continuous investment program for the Fund, and making investment decisions with respect to the Fund’s assets. The Board considered DeIM’s continuing responsibility to oversee whoever is serving as sub-advisor. The Board also considered that under the “manager-of-managers” structure, the Advisor would have the flexibility to replace the sub-advisor with one better suited to achieve the Fund’s objectives without the expense and delay of obtaining shareholder approval. The Board noted that the Advisor conducted an extensive search for a successor to INVESCO, performed extensive due diligence on the proposed successor, including retaining an independent entity to assess SaBAM, and provided the Board with information on SaBAM’s investment approach. The Board also reviewed information regarding the SaBAM Aggressive Growth Team, including the investment performance of a portfolio managed by the team in a strategy similar to that which SaBAM will apply to the Fund. Based on the information provided and the Board’s familiarity with the Advisor, the Board concluded that the nature, extent and quality of the services provided by DeIM were appropriate.

Fees and Expenses.    The Board considered the management fee rate proposed for the Fund under the New Agreement and the management fees of funds in a peer group considered by DeIM to be the Fund’s most direct peers in the variable annuity marketplace. The Board considered that the management fee rate under the New Agreement was lower than the management fee rate under the Current Agreement. The

Board considered the new spread between the management fee under the New Agreement and the SaBAM sub-advisory fee rate and reviewed an asset-weighted spread analysis for the new spread compared against the spread under the Old Sub-Advisory Agreement. The Board considered that the new spread was lower. The Board also considered information provided by the Advisor on the impact of the new management fee schedule on the Fund’s overall expenses, and the expense caps to which the Advisor had agreed. The Board concluded that the management fee schedule was reasonable and appropriate in light of the quality of services provided by the Advisor and the spread it would receive.

Profitability.    In connection with its annual consideration of the Current Agreement, the Board had considered the level of DeIM’s profits with respect to the management of the Fund, including a review of DeIM’s methodology in allocating its costs to the management of the Fund. The Board considered the profits realized by DeIM in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board considered, in connection with the New Agreement, that any profitability achieved by the Advisor under the Current Agreement might be reduced because of the lower management fee rate. The Board concluded that the anticipated profitability of the New Agreement to the Advisor was reasonable.

Economies of Scale.    The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the New Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee included three breakpoints, designed to share economies of scale with the shareholders. The Board noted that the expense caps imposed by the Advisor for the one year period beginning May 1, 2005, which are to continue under the New Agreement in a proportional amount, resulted in shareholders having an expense ratio that is lower than that to which they otherwise would have been subject. The Board concluded that the proposed management fee schedule reflected economies of scale that would benefit shareholders.

Other Benefits to DeIM and Its Affiliates.    The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund and fees received by an affiliate of the Advisor for distribution services. The Board concluded that these fall-out benefits were reasonable in light of the services provided.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the New Agreement are fair and reasonable and that the New Agreement is in the best interests of the Fund.

The Board recommends that you vote FOR the approval of the New Agreement.

Proposal 2:	Approval of the New Sub-Advisory Agreement for the Fund between DeIM and SaBAM and the Transaction Sub-Advisory Agreement between DeIM and SaBAM.

As described in the Introduction, DeIM proposed, and on May 11, 2005 the Board approved, the termination of the Old Sub-Advisory Agreement with INVESCO upon 60 days’ notice and the retention of SaBAM as sub-advisor for the Fund under the Interim Sub-Advisory Agreement for up to 150 days. The Board also voted to retain SaBAM as the new sub-advisor for the Fund and approved the New Sub-Advisory Agreement, subject to shareholder approval. The terms of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement are identical, except with respect to the effective date and the termination provisions.

In deciding to approve the termination of INVESCO, the Board received materials from DeIM supporting the termination, including the change in INVESCO’s portfolio management team in July 2004 during the consolidation of INVESCO into its sister company AIM. The Board also considered that INVESCO had declined to adopt DeAM’s Soft Dollar Policy (the “Policy”) with respect to portfolio transactions for the Fund, and was operating under an exception to the Policy. The Policy prohibits the Advisor and any sub-advisor responsible for placing Fund trades from directing brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. The Board noted that SaBAM agreed to adopt DeAM’s Soft Dollar Policy for the Fund.

Subsequent to the May 11, 2005 Board meeting, Citigroup, SaBAM’s ultimate parent company, announced a transaction with Legg Mason that is expected to result in a change of control of SaBAM after the New Sub-Advisory Agreement becomes effective. Under the terms of the New Sub-Advisory Agreement, a change of control of SaBAM would automatically terminate the New Sub-Advisory Agreement. In anticipation of the Citigroup/Legg Mason transaction and the expected change of control of SaBAM, the Board, at a meeting held on August 29, 2005, approved the Transaction Sub-Advisory Agreement which, if approved by shareholders, would take effect upon the closing of the Citigroup/Legg Mason transaction and the resulting termination of the New Sub-Advisory Agreement. The closing of the Citigroup/Legg Mason transaction is expected to occur on or about October 31, 2005. The terms of the Transaction Sub-Advisory Agreement and the New Sub-Advisory Agreement are identical, except with respect to the effective date.

The form of the New Sub-Advisory Agreement and the Transaction Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit 3. The discussion of the New Sub-Advisory Agreement and the Transaction Sub-Advisory Agreement in this Proxy Statement is qualified in its entirety by the New Sub-Advisory Agreement and the Transaction Sub-Advisory Agreement as set forth in Exhibit 3. The differences between the New Sub-Advisory Agreement, the Transaction Sub-Advisory Agreement, the Interim Sub-Advisory Agreement and the Old Sub-Advisory Agreement are set forth below. If Proposal 2 is approved by shareholders, the New Sub-Advisory Agreement will then become effective, and the Transaction Sub-Advisory Agreement will replace the New Sub-Advisory Agreement effective with the closing of the Citigroup/Legg Mason transaction. If the Citigroup/Legg Mason transaction is never consummated, then the New Sub-Advisory Agreement will continue and the Transaction Sub-Advisory Agreement will not take effect. If Proposal 2 is not approved by shareholders, the Board will take such action as it deems to be in the best interests of the Fund.

Proposed Sub-Advisor

SaBAM, located at 399 Park Avenue, New York, New York 10022, was established in 1987, and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individual and institutional clients throughout the world. SaBAM is wholly owned by Citigroup Financial Products, Inc., which is wholly owned by Citigroup Global Market Holdings Inc., which is a wholly owned subsidiary of Citigroup. The address of Citigroup Financial Products, Inc., Citigroup Global Market Holdings Inc. and Citigroup is 399 Park Avenue, New York, New York 10022. Citigroup businesses provide a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world. As of June 30, 2005, SaBAM had approximately $82.8 billion in assets under management.

On June 23, 2005, Citigroup entered into a definitive agreement with Legg Mason under which Citigroup will sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes SaBAM, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason, a number of shares of Legg Mason common stock representing 4.39% of the outstanding voting securities of Legg Mason and a number of shares of non-voting, convertible preferred stock representing approximately 10% of the pro-forma common stock of Legg Mason (on an as converted basis) and, subject to certain adjustments, approximately $550 million in the form of a five-year loan facility provided to Legg Mason by Citigroup Corporate and Investment Banking (the “Transaction”). Subject to certain adjustments, the total value of the Transaction (based on the average price of Legg Mason common stock prior to June 23, 2005) is approximately $3.7 billion. As a result of the Transaction, SaBAM will become a wholly owned subsidiary of Legg Mason. Although there is no assurance that the Transaction will be completed, the closing of the Transaction is expected to take place during the fourth quarter of 2005.

In connection with the Transaction, Citigroup is relying on Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Trust’s Board currently meets this test. Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). In order not to place an unfair burden on the Fund as a result of the Transaction, SaBAM will be responsible for any costs to the Fund attributable to the Transaction.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. Legg Mason is a holding company that provides asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of June 30, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $397 billion, of which approximately $248 billion (62%) represented fixed income assets, and $75 billion (19%) represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

Appendix C to this Proxy Statement provides information regarding the principal executive officers and directors of SaBAM. No officer or Trustee of the Trust owns any securities of, or has any other material direct or indirect interest in, SaBAM or any of its affiliates.

Regulatory and Litigation Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its affiliates, including Smith Barney Fund Management LLC (“SBFM”) and SaBAM (the “Citigroup Affiliates”), substantially all of the mutual funds managed by the Citigroup Affiliates (the “Defendant Funds”), and Directors or Trustees of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Citigroup Affiliates caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Citigroup Affiliates, recovery of all fees paid to the Citigroup Affiliates pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint was filed alleging substantially similar causes of action. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

By Letter of Acceptance, Waiver and Consent dated March 18, 2005, CGMI accepted and consented, without admitting or denying the allegations or findings, to the entry of findings by the NASD arising from CGMI’s sales of Class B and Class C shares of mutual funds in approximately 18,000 customer households and approximately 90,000 transactions between January 1, 2002 and June 30, 2003. CGMI, through its registered representatives, known as financial consultants (“FCs”), either did not adequately disclose at the point of sale, or did not adequately consider in connection with its recommendations to customers to purchase Class B and Class C shares, the differences in share classes and that an equal investment in Class A shares would generally have been more advantageous for the customers.

In particular, the FCs did not consider that large investments in Class A shares of mutual funds entitle customers to breakpoint discounts on sales charges, generally beginning at the $50,000 investment level, which are not available for investments in Class B shares. In fact, customers may be entitled to breakpoints based upon a single mutual fund purchase, multiple purchases in the same “family of funds,” and/or mutual fund investments held, at the time of the new purchase, by members of the customer’s “household,” as that term is defined in the prospectus of the fund in which the shares are being purchased. Class B shares are also subject to contingent deferred sales charges (“CDSCs”) for a period of time, generally six years, as well as higher ongoing Rule 12b-1 fees for as long as the Class B shares are held. The CDSCs and/or the higher ongoing Rule 12b-1 fees significantly impact the return on customers’ mutual fund investments.

In addition, CGMI’s supervisory and compliance policies and procedures were not reasonably designed to ensure that FCs consistently provided adequate disclosure of, or consideration to, the benefits of the various share classes as they applied to individual customers. As a result of the foregoing, CGMI violated NASD Conduct Rules 2110, 2310, and 3010.

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Smith Barney Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the Boards of the Smith Barney Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Smith Barney Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that includes the Smith Barney Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Smith Barney Funds’ Boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Smith Barney Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Smith Barney Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the

U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Smith Barney Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

Comparison of the Sub-Advisory Agreements

For purposes of comparing the sub-advisory agreements, unless otherwise indicated, “New Sub-Advisory Agreements” refers to the Interim Sub-Advisory Agreement, the New Sub-Advisory Agreement and the Transaction Sub-Advisory Agreement.

Sub-Advisory Services.    Under the Old Sub-Advisory Agreement, INVESCO provided sub-advisory services related to the management of the Fund’s assets, including developing, recommending and implementing an investment program and strategy for the Fund, providing research and analysis relative to the investment program and investments of the Fund, determining which securities should be purchased or sold, and monitoring on a continuing basis the performance of the portfolio securities of the Fund. INVESCO provided all services in accordance with the investment policies and restrictions of the Fund set forth in the Prospectus and Statement of Additional Information and any instructions or procedures furnished by the Board or the Advisor. INVESCO placed all orders for the purchase and sale of securities and sought best execution for the Fund in the placement of such orders taking into account the policies and factors set forth in the Prospectus and Statement of Additional Information. INVESCO maintained all books and records required to be maintained under the 1940 Act regarding transactions involving the Fund’s assets, provided reports regarding Fund transactions and assets held in the Fund portfolio and informed DeIM, the officers of the Trust and the Trustees on a current basis of changes in investment strategy or tactics or any other developments materially affecting the Fund. Finally, INVESCO agreed to make its officers and employees available to meet with the Advisor, the Trust’s officers and the Board to review the investments and investment performance of the Fund in light of the Fund’s investment objectives and policies and general market conditions.

The provisions of the New Sub-Advisory Agreements regarding sub-advisory services are substantially similar to the provisions of the Old Sub-Advisory Agreement. However, SaBAM has agreed in a separate letter of instruction from DeIM that it will not use Fund brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. In addition, the New Sub-Advisory Agreements contain provisions regarding the parties’ agreement to treat information learned regarding one another as confidential; no similar provision was included in the Old Sub-Advisory Agreement.

Expenses.    Under the Old Sub-Advisory Agreement, INVESCO furnished, at its expense, all necessary investment facilities, including salaries of personnel required for it to execute its duties under the Agreement.

The provisions of the New Sub-Advisory Agreements regarding these expenses are substantially similar to the provisions of the Old Sub-Advisory Agreement, except that they will be borne by SaBAM.

Compensation.    In return for the services provided under the Old Sub-Advisory Agreement, the Advisor paid INVESCO a monthly sub-advisory fee based on the average daily net assets of the Fund, at the annual rates shown below:

Average Daily Net Assets of the Fund	Annual Sub-Advisory Fee Rate
$0-$100 million	0.550%
Next $400 million	0.525%
Next $500 million	0.500%
Over $1 billion	0.470%

In return for the services to be provided under the New Sub-Advisory Agreements, the Advisor will pay SaBAM a lower sub-advisory fee than under the Old Sub-Advisory Agreement. The Advisor will pay SaBAM a monthly sub-advisory fee based on the average daily net assets of the Fund, at the annual rates shown below:

Average Daily Net Assets of the Fund	Annual Sub-Advisory Fee Rate
$0-$100 million	0.425%
Next $400 million	0.400%
Over $500 million	0.350%

During the fiscal year ended December 31, 2004, the Advisor paid INVESCO $214,735 in sub-advisory fees. If the New Sub-Advisory Agreements had been in effect, the Advisor would have paid SaBAM $             in sub-advisory fees. The amount that would have been paid under the New Sub-Advisory Agreements would have been     % lower than the amount paid under the Old Sub-Advisory Agreement.

SaBAM acts as investment advisor or sub-advisor to other investment companies with investment objectives similar to those of the Fund. Information on these similar investment companies, including advisory fee rates and net assets, is set forth in Exhibit 4 to this Proxy Statement.

Duration and Termination of the Agreement.    The Old Sub-Advisory Agreement, dated April 5, 2002, had an initial term ending September 30, 2002 and continued in effect from year to year thereafter, but only as long as such continuance was specifically approved at least annually (a) by the vote of a majority of the Trustees who were not parties the Old Sub-Advisory Agreement or interested persons of any party to the Old Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The Old Sub-Advisory Agreement was initially approved by the Board on February 4, 2002. The Board last approved the Agreement on September 24, 2004. The Old Sub-Advisory Agreement was approved by the Fund’s shareholders on March 28, 2002 in connection with the acquisition of Zurich Scudder Investments, Inc. by Deutsche Bank AG, which terminated the former sub-advisory agreement as well as the former investment management agreement for the Fund.

The Old Sub-Advisory Agreement could be terminated at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund, by the Trust’s Board of Trustees, or by DeIM on 60 days’ written notice, or by INVESCO on 60 days’ written notice to the Trust. The Agreement could also be terminated by DeIM or the Trust upon immediate notice if INVESCO became statutorily disqualified from performing its duties under the Agreement or was otherwise legally prohibited from operating as an investment advisor. The Agreement terminated automatically in the event of its assignment or upon the termination of DeIM’s investment management agreement with the Trust.

The provisions of the New Sub-Advisory Agreements regarding the duration and termination of the Agreement are substantially similar to the provisions of the Old Sub-Advisory Agreement, except that under the New Sub-Advisory Agreements, SaBAM must give 90 days’ notice instead of 60 days’ notice when terminating the Agreement. Further, under the New Sub-Advisory Agreements, there is no provision for the termination of the Agreement by DeIM or the Trust if SaBAM becomes statutorily disqualified from performing its duties. If approved, the New Sub-Advisory Agreements will then take effect and will remain in effect for an initial term ending September 30, 2006, except that the Interim Sub-Advisory Agreement became effective on August 1, 2005 and terminates no later than 150 days after its effectiveness, and the New Sub-Advisory Agreement will terminate if the Transaction occurs, to be replaced by the Transaction Sub-Advisory Agreement.

Liability of the Sub-Advisor.    The Old Sub-Advisory Agreement provided that INVESCO would not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement related, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of INVESCO in the performance of its duties or from reckless disregard by INVESCO of its obligations and duties under the Old Sub-Advisory Agreement. The Old Sub-Advisory Agreement provided that INVESCO would indemnify and hold harmless DeIM against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which DeIM might become subject arising out of or as a result of certain breaches by INVESCO of its responsibilities under the Agreement. Similarly, DeIM agreed to indemnify and hold harmless INVESCO against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which INVESCO might become subject arising out of or as a result of certain breaches by DeIM of its responsibilities under the Agreement or the applicable Investment Management Agreement.

The provisions of the New Sub-Advisory Agreements regarding the liability of the sub-advisor to the Fund are substantially similar to the provisions of the Old Sub-Advisory Agreement, except that under the New Sub-Advisory Agreements, SaBAM will also be liable for losses sustained if SaBAM causes the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Prospectus or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Advisor or causes the Fund to fail to satisfy the requirements of Subchapter M and/or Section 817(h) of the Internal Revenue Code. Further, the New Sub-Advisory Agreements do not include any agreements to indemnify and hold harmless between DeIM and the sub-advisor, whereas the Old Sub-Advisory Agreement contained cross-indemnifications.

Other Agreements, Representations and Warranties.    The Old Sub-Advisory Agreement provided that any of the shareholders, Trustees, officers and employees of the Trust or the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in INVESCO, any interested person of INVESCO, any organization in which INVESCO may have an interest or any organization which may have an interest in INVESCO, and that any such interested person or any such organization may have an interest in the Trust or the Fund.

Under the New Sub-Advisory Agreements, SaBAM represents that, as of the date of the Agreement (which representation shall be confirmed periodically thereafter), (1) neither it nor any of its “affiliated persons” (as defined in the 1940 Act) are affiliated persons of: (i) the Advisor; (ii) any other sub-advisor to the Fund or the Trust or any affiliated person of that sub-advisor; (iii) any promoter, underwriter, officer, board member, member of an advisory board, or employee of the Fund or the Trust; or (iv) the Fund (other than by reason of serving as an investment advisor to the Fund); and (2) to the best knowledge of SaBAM, neither the Advisor nor any of its directors or officers directly or indirectly owns any material interest in SaBAM other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity). SaBAM agrees to promptly notify the Advisor if it or any of its affiliated persons becomes an affiliated person of any of the persons set forth in (i) to (iii).

Board Considerations of the New Sub-Advisory Agreement

In connection with the termination of INVESCO and the retention of SaBAM under the Interim Sub-Advisory Agreement, the Board approved the New Sub-Advisory Agreement between DeIM and SaBAM and recommends its approval to shareholders. The Board, including the Independent Trustees, received materials from the Advisor relating to the services to be provided under the New Sub-Advisory Agreement, including information about (i) the nature, extent and quality of services to be provided by SaBAM, including information with respect to portfolio management services to be provided; (ii) the proposed sub-advisory fee rate relative to a peer group; (iii) the investment performance of a fund managed by SaBAM in a style similar to the Fund, measured against appropriate benchmarks; and (iv) general information about SaBAM. The Independent Trustees also were advised by independent counsel regarding their duties in connection with contract approvals.

Nature, Extent and Quality of Services and Investment Performance.    The Board reviewed the investment performance of the SaBAM portfolio management team for other products. In particular, the Board considered the investment performance of the Smith Barney Aggressive Growth Fund, a fund managed by the individuals leading the SaBAM portfolio management team in a style similar to the Fund. The Board considered the size, education and experience of SaBAM’s Aggressive Growth Team, including that the team is led by senior portfolio manager Richard Freeman, who has 28 years of securities business experience. The Board also considered the biographies of the other members of SaBAM’s Aggressive Growth Team. The Board considered SaBAM’s aggressive growth strategy and how it compares to INVESCO’s investment philosophy and style. The Board also considered a report from an independent evaluation service on SaBAM. The Board concluded that SaBAM had the capability to provide the necessary investment advisory services to the Fund.

Fees.    The Board considered the sub-advisory fee rate proposed under the New Sub-Advisory Agreement. The Board considered that, although SaBAM’s fee rate is less than INVESCO’s fee rate, the Advisor represented that there would be no diminution in services provided in connection with the New Sub-Advisory Agreement. The Board concluded that the proposed sub-advisory fee rate was reasonable.

Profitability.    The Board did not consider an estimated level of profit to SaBAM under the New Sub-Advisory Agreement. The Board considered that the sub-advisory fee rate was negotiated at arm’s length between the Advisor and SaBAM, and since SaBAM would be paid by the Advisor, the Board, given the size of the Fund, considered only the estimated profitability to the Advisor.

Economies of Scale.    As part of its review of the Current Agreement and the New Agreement with DeIM, the Board considered whether there will be economies of scale with respect to the proposed management of the Fund and whether the Fund will benefit from any economies of scale. The Board noted that the Current Agreement and the New Agreement with DeIM included breakpoints and concluded that the overall structure was designed to share economies of scale with the shareholders.

Other Benefits to SaBAM.    The Board also considered the character and amount of other incidental benefits expected to be received by SaBAM and its affiliates. The Board noted that SaBAM agreed to adhere to DeAM’s Soft Dollar Policy for the Fund, which includes an agreement not to use Fund brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. The Board concluded that any incidental benefits to be received by SaBAM from its relationship with the Fund were reasonable.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the New Sub-Advisory Agreement are fair and reasonable and that the New Sub-Advisory Agreement is in the best interests of the Fund.

Board Considerations of the Transaction Sub-Advisory Agreement

Due to the proposed Transaction and the possible change in control of SaBAM, the Board considered and approved the Transaction Sub-Advisory Agreement between DeIM and SaBAM and recommends its approval to shareholders. The Board, including the Independent Trustees, received materials from the Advisor and a presentation by SaBAM relating to the Transaction, the services to be provided under the Transaction Sub-Advisory Agreement and general information about SaBAM and Legg Mason. SaBAM represented that the Transaction would have no effect on the portfolio management team from SaBAM, which would provide the same services with respect to the Fund after the completion of the Transaction that they had provided before the Transaction. Accordingly, the Board took note of its considerations with respect to the New Sub-Advisory Agreement, which it believed were still relevant to the Transaction Sub-Advisory Agreement. The Independent Trustees also were advised by independent counsel regarding their duties in connection with contract approvals.

Nature, Extent and Quality of Services and Investment Performance.    The Board noted the factors it had considered with respect to the New Sub-Advisory Agreement and also noted SaBAM’s representation that there will be no diminution in the nature, extent and quality of its services as a result of the Transaction.

Fees.    The Board considered the sub-advisory fee rate proposed under the Transaction Sub-Advisory Agreement, and noted that it was identical to the sub-advisory fee rate under the Interim and New Sub-Advisory Agreements. The Board concluded that the proposed sub-advisory fee rate was reasonable.

Profitability.    The Board did not consider an estimated level of profit to SaBAM under the Transaction Sub-Advisory Agreement. The Board considered that the sub-advisory fee rate was negotiated at arm’s length between the Advisor and SaBAM, and since SaBAM would be paid by the Advisor, the Board, given the size of the Fund and in light of the unanticipated change of control of SaBAM, considered only the estimated profitability to the Advisor.

Economies of Scale.    As part of its review of the Current Agreement and the New Agreement with DeIM, the Board considered whether there will be economies of scale with respect to the proposed management of the Fund and whether the Fund will benefit from any economies of scale. The Board noted that the Current Agreement and New Agreement with DeIM included breakpoints and concluded that the overall structure was designed to share economies of scale with the shareholders.

Other Benefits to SaBAM.    The Board also considered the character and amount of other incidental benefits expected to be received by SaBAM and its Legg Mason affiliates. The Board noted that SaBAM agreed to adhere to DeAM’s Soft Dollar Policy for the Fund, which includes an agreement not to use Fund brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. The Board concluded that any incidental benefits to be received by SaBAM from its relationship with the Fund were reasonable.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Transaction Sub-Advisory Agreement are fair and reasonable and that the Transaction Sub-Advisory Agreement is in the best interests of the Fund.

The Board recommends that you vote FOR the approval of the New Sub-Advisory Agreement and the Transaction Sub-Advisory Agreement.

INFORMATION ABOUT VOTING AND THE SPECIAL SHAREHOLDER MEETING

General.    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the Special Meeting of Shareholders of the Fund, a series of the Trust. The Special Meeting is to be held on October 21, 2005 at 4:00 p.m. Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”). The Notice of the Special Meeting of Shareholders, the Proxy Statement and the enclosed form of proxy or voting instruction form are being mailed to shareholders on or about [mailing date], 2005.

Only shareholders of record of the Fund at the close of business on September 12, 2005 (the “Record Date”) will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each share is entitled to one vote, with fractional shares voting proportionally.

As of September 12, 2005, the Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	[Number of Shares]
Class B	[Number of Shares]

Required Vote and Quorum.    Approval of each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund. All shares of the Fund will be voted together as a single class. Abstentions and broker non-votes will have the effect of a “no” vote on each Proposal. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

At least 30% of the shares of the Fund must be present, in person or by proxy, in order to constitute a quorum. Thus, the Meeting could not take place on its scheduled date if less than 30% of the shares were represented. In the event that the necessary quorum to transact business is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of either Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to either Proposal. Any adjournment of the Meeting for the further solicitation of proxies as to either Proposal will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on either Proposal in this Proxy Statement prior to such adjournment. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to the other Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Share Ownership.    As of             , 2005, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. To the best of the knowledge of the Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned

Solicitation of Proxies.    As discussed above, shares of the Fund are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of the Fund are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts

(i.e., pass-through voting). A Participating Insurance Company must vote the shares of the Fund held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of the Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of the Fund for which it has received instructions from Contract Owners (i.e., “echo voting”). This Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of the Fund. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement.

In addition to soliciting proxies by mail, certain officers and representatives of the Fund, officers and employees of DeIM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services (“CFS”) has been engaged to act as information agent at an estimated cost of $1,500.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact CFS toll-free at [            ]. Any proxy given by a shareholder is revocable until voted at the Meeting.

The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Fund, except that SaBAM will pay all costs of this Proxy Statement related to the Transaction.

Revocation of Proxies and Voting Instructions.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at Two International Place, Boston, Massachusetts 02110, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Proposals of Shareholders.    The Fund does not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Fund does not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Fund should send their written proposals to the Secretary of the Trust at Two International Place, Boston, Massachusetts 02110. Proposals must be received in a reasonable time before the Fund begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting.    The Board is not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Fund.

Householding Information.    The Fund provides periodic reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. In order to reduce the amount of mail you receive and to help reduce expenses of the Fund, we generally send a single copy of annual reports and proxy statements to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, or if you are receiving multiple copies of these documents and you want to request delivery of a single copy, please contact the Advisor at (800) 621-1048, or write to the Advisor at 222 South Riverside Plaza, Chicago, Illinois 60606.

A copy of the Fund’s annual and semi-annual reports is available without charge upon request by writing to the Fund, 222 South Riverside Plaza, Chicago, Illinois 60606 or by calling (800) 621-1048.

The Board recommends that you vote FOR both Proposals.

Please complete, sign and return the enclosed proxy card (or take advantage of available electronic or telephonic voting procedures) promptly. No postage is required if mailed in the United States.

By order of the Board,

John Millette

Secretary

EXHIBIT 1

INVESTMENT MANAGEMENT AGREEMENT

Scudder Variable Series II

Two International Place

Boston, Massachusetts 02110

                    , 2005

Deutsche Investment Management Americas Inc.

345 Park Avenue

New York, NY 10154

Investment Management Agreement

Scudder Salomon Aggressive Growth Portfolio

Ladies and Gentlemen:

SCUDDER VARIABLE SERIES II (the “Trust”) has been established as a Massachusetts Business Trust to engage in the business of an investment company. Pursuant to the Trust’s Declaration of Trust, as amended from time-to-time (the “Declaration”), the Board of Trustees is authorized to issue the Trust’s shares of beneficial interest (the “Shares”) in separate series, or funds. The Board of Trustees has authorized Scudder Salomon Aggressive Growth Portfolio (the “Fund”). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

The Trust, on behalf of the Fund, has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust, on behalf of the Fund, agrees with you as follows:

1.  Delivery of Documents.    The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) relating to the Fund included in the Trust’s Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

(a)  The Declaration, as amended to date.

(b)  By-Laws of the Trust as in effect on the date hereof (the “By-Laws”).

(c)  Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

(d)  Establishment and Designation of Series of Shares of Beneficial Interest relating to the Fund, as applicable.

The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

2.  Portfolio Management Services.    As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”) relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust’s Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Trust. You shall also make available to the Trust promptly upon request all of the Fund’s investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund’s portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

You shall furnish to the Trust’s Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

3.  Delegation of Portfolio Management Services.    Subject to the prior approval of a majority of the members of the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, you may, through a sub-advisory agreement or other arrangement, delegate to any other company that you control, are controlled by, or are under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of your duties enumerated in section 2 hereof; provided, that you shall continue to supervise and oversee the services provided by such company or employees and any such delegation shall not relieve you of any of your obligations hereunder.

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Subject to the prior approval of a majority of the members of the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, you may, through a sub-advisory agreement, delegate to any other company that is not an “affiliated person” (as defined in the 1940 Act) of you or of the Fund (other than by reason of serving as an investment advisor to the Fund) (each a “sub-advisor”), to the extent permitted by applicable law, certain of your duties enumerated in section 2 hereof; provided, that you shall continue to supervise and oversee the services provided by such sub-advisor and any such delegation shall not relieve you of any of your obligations hereunder.

Subject to the provisions of this Agreement, the duties of any sub-advisor or delegate, the portion of portfolio assets of the Fund that the sub-advisor or delegate shall manage and the fees to be paid to the sub-advisor or delegate by you under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by you, subject to the prior approval of a majority of the members of the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act.

4.  Administrative Services.    In addition to the portfolio management services specified in section 2 hereof, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust’s Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the “SEC”) and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund’s transfer agent; assisting in the preparation and filing of the Fund’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund’s custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund’s operations and consulting with the Fund’s independent accountants, legal counsel and the Fund’s other agents as necessary in connection therewith; establishing and monitoring the Fund’s operating expense budgets; reviewing the Fund’s bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to

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be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund’s business, subject to the direction and control of the Trust’s Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund. You are authorized to delegate to such agents as you may deem desirable to assist you in performing your duties under this section 4, provided that (i) the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or any party to this Agreement, has given its prior approval to any such delegation, (ii) you are responsible for compensating any such agent, and (iii) you shall be fully responsible and liable to the Fund for the acts or omissions of any such agents as you are for your own acts and omissions under the Agreement.

5.  Allocation of Charges and Expenses.    Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund’s share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 4 hereof.

You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund’s Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund’s custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund’s accounting agent for which the Trust is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or

4

other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; and costs of shareholders’ and other meetings.

You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund’s Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

6.  Management Fee.    For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, 4 and 5 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of 1/12 of 0.800 of 1 percent of the average daily net assets as defined below of the Fund for such month provided that, for any calendar month during which the average of such values exceed $250,000,000, the fee payable for that month based on the portion of the average of such values in excess of $250,000,000 shall be 1/12 of 0.775 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $750,000,000, the fee payable for that month based on the portion of the average of such values in excess of $750,000,000 shall be 1/12 of 0.750 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $1,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $1,500,000,000 shall be 1/12 of 0.725 percent of such portion; over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

The “average daily net assets” of the Fund shall mean the average of the values placed on the Fund’s net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund’s portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

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You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund’s expenses, as if such waiver or limitation were fully set forth herein.

7.  Avoidance of Inconsistent Position; Services Not Exclusive.    In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund’s account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

8.  Limitation of Liability of Manager.    As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

9.  Duration and Termination of This Agreement.    This Agreement shall remain in force until September 30, 2006, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities

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of the Fund or by the Trust’s Board of Trustees on 60 days’ written notice to you, or by you on 60 days’ written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

10.  Amendment of this Agreement.    No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

11.  Limitation of Liability for Claims.    The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of The Commonwealth of Massachusetts, provides that the name “Scudder Variable Series II” refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

12.  Miscellaneous.    The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “affiliated person,” “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

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This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

Yours very truly,

SCUDDER VARIABLE SERIES II, on behalf of Scudder Salomon Aggressive Growth Portfolio

By:
Name:	Julian Sluyters
Title:	President

The foregoing Agreement is hereby accepted as of the date hereof.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Name:	A. Thomas Smith
Title:	Secretary

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EXHIBIT 2

Information For Other Funds Advised by DeIM With Similar Objectives

Fund	Management Fee Rate		Net Assets as of August 1, 2005
Scudder Aggressive Growth Portfolio	0.75	%*	$63,000,000

*	The Advisor, along with the underwriter and accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A and Class B shares of Scudder Aggressive Growth Portfolio to 0.95% and 1.35%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

EXHIBIT 3

INVESTMENT SUB-ADVISORY AGREEMENT

Scudder Salomon Aggressive Growth Portfolio

AGREEMENT made this          day of                 , 2005, between Deutsche Investment Management Americas Inc. (the “Advisor”) and Salomon Brothers Asset Management Inc (the “Sub-Advisor”).

WHEREAS, Scudder Variable Series II, a Massachusetts business trust (the “Trust”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor has entered into an Investment Management Agreement dated                      (the “Advisory Agreement”) with the Trust, pursuant to which the Advisor will act as investment adviser to the Scudder Salomon Aggressive Growth Portfolio (the “Portfolio”), which is a series of the Trust, and will provide certain management services with respect to the Portfolio; and

WHEREAS, the Advisor, with the approval of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, desires to retain the Sub-Advisor to provide investment advisory services in connection with the management of the Portfolio, and the Sub-Advisor is willing to render such investment advisory services.

NOW, THEREFORE, the parties hereto agree as follows:

1.  Duties of the Sub-Advisor.    Subject to supervision and oversight by the Advisor and the Trust’s Board of Trustees, the Sub-Advisor shall manage all of the securities and other assets of the Portfolio entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Portfolio’s investment objectives, policies and restrictions as stated in the Portfolio’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)  In the performance of its duties and obligations under this Agreement, the Sub-Advisor shall act in conformity with the Trust’s constituent documents and the Prospectus and with the instructions and directions of the Advisor and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(b)  The Sub-Advisor shall determine the Assets to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Trust’s registration statement and the Portfolio’s Prospectus or as the Board of Trustees or the Advisor may direct from time to time, in conformity with federal securities laws. In executing portfolio transactions and selecting brokers or dealers, the Sub-Advisor will use its best efforts to seek on behalf of the Portfolio best execution. In evaluating best execution for any transaction, the Sub-Advisor shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating best execution, and in selecting the broker-dealer to execute a particular transaction, subject to any instructions and directions of the Advisor or the Board of Trustees, the Sub-Advisor may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Provided the Sub-Advisor is acting in accordance with any such instructions and directions of the Advisor or the Board of Trustees, the Sub-Advisor is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer—viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Advisor to the Portfolio. In no instance, however, will the Portfolio’s Assets be purchased from or sold to the Advisor, the Sub-Advisor, any other sub-advisor of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Advisor, the Sub-Advisor or any other sub-advisor of the Trust or other registered investment companies (or series or portions thereof) that may be deemed to be under common control, or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act and approved by the Advisor and the Board of Trustees. The Advisor or its affiliates may, from time to time, engage other sub-advisors to advise series of the Trust (or portions thereof) or other registered investment companies (or series or portions thereof) that may be deemed to be under common control (each a “Sub-Advised Fund”). The Sub-Advisor agrees that it will not consult with any other sub-advisor engaged by the Advisor or it affiliates with respect to transactions in securities or other assets concerning the Portfolio or another Sub-Advised Fund, except to the extent permitted by the certain exemptive rules under the 1940 Act that permit certain transactions with a sub-advisor or its affiliates.

On occasions when the Sub-Advisor deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other clients of the Sub-Advisor, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

The Sub-Advisor may buy securities for the Portfolio at the same time it is selling such securities for another client account and may sell securities for the Portfolio at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Sub-Advisor may effectuate cross transactions between the Portfolio and such other account if it deems this to be advantageous to both of the accounts involved.

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Notwithstanding the foregoing, the Sub-Advisor agrees that the Advisor shall have the right by written notice to identify securities that may not be purchased on behalf of the Portfolio and/or broker-dealers through or with which portfolio transactions on behalf of the Portfolio may not be effected. The Sub-Advisor shall refrain from purchasing such securities for the Portfolio or directing any portfolio transaction to any such broker-dealer on behalf of the Portfolio, unless and until the written approval of the Advisor or the Board of Trustees, as the case may be, is so obtained.

(c)  The Sub-Advisor shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Advisor shall provide to the Advisor or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Advisor or Board of Trustees may reasonably request.

The Sub-Advisor shall keep the books and records relating to the Assets required to be maintained by the Sub-Advisor under this Agreement and shall timely furnish to the Advisor all information relating to the Sub-Advisor’s services under this Agreement needed by the Advisor to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Advisor shall also furnish to the Advisor any other information relating to the Assets that is required to be filed by the Advisor or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Advisor or the Trust obtains from the SEC. The Sub-Advisor agrees that all records that it maintains on behalf of the Portfolio are the property of the Portfolio and the Sub-Advisor will surrender promptly to the Portfolio any of such records upon the Portfolio’s request; provided, however, that the Sub-Advisor may retain a copy of such records. The Sub-Advisor agrees to permit the Advisor, the Trust’s officers and its independent public accountants to inspect and audit such records pertaining to the Portfolio at reasonable times during regular business hours upon due notice. In addition, for the duration of this Agreement, the Sub-Advisor shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-advisor upon the termination of this Agreement (or, if there is no successor sub-advisor, to the Advisor).

(d)  The Sub-Advisor will also make its officers and employees available to meet with the officers of the Advisor and the Trust’s officers and Trustees on due notice to review the investments and investment program of the Portfolio in the light of current and prospective economic and market conditions. In addition, the Sub-Advisor shall, on the Sub-Advisor’s own initiative, and as reasonably requested by the Advisor, for itself and on behalf of the Trust, furnish to the Advisor from time to time whatever information the Advisor reasonably believes appropriate for this purpose. From time to time as the Board of Trustees of the Trust or the Advisor may reasonably request, the Sub-Advisor will furnish to the Advisor and Trust’s officers and to each of its Trustees, at the Sub-Advisor’s expense, reports on portfolio transactions and reports on issuers of securities held by the Portfolio, all in such detail as the Trust or the Advisor may reasonably request. In addition, the Sub-Advisor shall provide advice and assistance to the Advisor as to the determination of the value of securities held or to be acquired by the Portfolio for valuation purposes in accordance with the process described in the Portfolio’s Prospectus.

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(e)  The Sub-Advisor shall provide the Portfolio’s custodian on each business day with information relating to all transactions concerning the Portfolio’s Assets, including the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. The Sub-Advisor shall also provide the Advisor with such information upon request of the Advisor.

(f)  The investment management services provided by the Sub-Advisor under this Agreement are not to be deemed exclusive and the Sub-Advisor shall be free to render similar services to others, as long as such services do not impair the services rendered to the Advisor or the Trust.

In the performance of its duties hereunder, the Sub-Advisor is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Advisor, shall have no authority to act for or represent the Portfolio or the Trust in any way or otherwise be deemed to be an agent of the Portfolio, the Trust or the Advisor. If any occasion should arise in which the Sub-Advisor gives any advice to its clients concerning the shares of the Portfolio, the Sub-Advisor will act solely as investment counsel for such clients and not in any way on behalf of the Portfolio.

(g)  The Sub-Advisor shall promptly notify the Advisor of any financial condition that is likely to impair the Sub-Advisor’s ability to fulfill its commitment under this Agreement.

(h)  The Advisor, subject to concurrence and delegation by the Trust’s Board of Trustees, may determine from time to time whether it or the Sub-Advisor will be responsible for voting proxies received with respect to securities held by the Portfolio.

(i)  Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any of the Sub-Advisor’s officers or employees, but the Sub-Advisor has a duty to notify the Trust and the Advisor promptly of any proposed change in portfolio manager(s) responsible for the services described in this Section 1.

2.  Duties of the Advisor.    The Advisor shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall supervise and oversee the Sub-Advisor’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Advisor of responsibility for compliance with the Trust’s constituent documents, the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.  Delivery of Documents.    (a) The Advisor has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following documents:

(i)  The Trust’s Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time (herein called the “Trust Agreement”);

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(ii)  By-Laws of the Trust; and

(iii)  Prospectus of the Portfolio.

(iv)  The Sub-Advisor has furnished the Advisor with copies properly certified or authenticated of each of the following documents:

(v)  The Sub-Advisor’s most recent audited financial statements;

(vi)  An organizational chart showing public companies and registered broker-dealers affiliated with the Sub-Advisor;

(vii)  The Sub-Advisor’s Form ADV; and

(viii)  The Sub-Advisor’s Code of Ethics adopted pursuant to Rule 17j-1 under the 1940 Act.

4.  Certain Representations and Warranties of the Sub-Advisor.

(a)  The Sub-Advisor represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended, is a duly registered investment adviser in any and all states of the United States in which the Sub-Advisor is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Advisor covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)  The Sub-Advisor represents that it has read and understands the Prospectus and warrants that in investing the Portfolio’s assets it will use all reasonable efforts to adhere to the Portfolio’s investment objectives, policies and restrictions contained therein.

(c)  The Sub-Advisor represents that it will provide the Portfolio with any amendments to its Code of Ethics and any certifications required by Rule 17j-1 under the 1940 Act.

(d)  The Sub-Advisor represents that, as of the date of this Agreement (which representation shall be confirmed periodically thereafter), (1) neither it nor any of its “affiliated persons” (as defined in the 1940 Act) are affiliated persons of: (i) the Advisor; (ii) any other sub-advisor to the Portfolio or the Trust or any affiliated person of that sub-advisor; (iii) any promoter, underwriter, officer, board member, member of an advisory board, or employee of the Portfolio or the Trust; or (iv) the Portfolio (other than by reason of serving as an investment adviser to the Portfolio); and (2) to the best knowledge of the Sub-Advisor, neither the Advisor nor any of its directors or officers directly or indirectly owns any material interest in the Sub-Advisor other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity). The Sub-Advisor agrees to promptly notify the Advisor if it or any of its affiliated persons becomes an affiliated person of any of the persons set forth in (i) to (iii).

5.  Compliance.    (a) The Sub-Advisor agrees that it shall promptly notify the Advisor and the Trust: (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Advisor,

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financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Advisor’s investing the Portfolio’s assets, the Portfolio’s investment portfolio has ceased to adhere to the Portfolio’s investment objectives, policies or restrictions as stated in the Prospectus or is otherwise in violation of applicable law.

(b)  The Advisor agrees that it shall promptly notify the Sub-Advisor in the event that the SEC has censured the Advisor or the Trust; placed limitations upon any of their activities, functions or operations; suspended or revoked the Advisor’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

(c)  The Trust and the Advisor shall be given access to any and all records or other documents of the Sub-Advisor at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Advisor relating to its providing investment advisory services to the Portfolio, including without limitation records relating to trading by employees of the Sub-Advisor for their own accounts and on behalf of other clients. The Sub-Advisor agrees to promptly cooperate with the Trust and the Advisor and their representatives in connection with requests for such records or other documents.

6.  Compensation to the Sub-Advisor.    (a) For the services to be provided by the Sub-Advisor pursuant to this Agreement, the Advisor will pay the Sub-Advisor, and the Sub-Advisor agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in Schedule A which is attached hereto and made part of this Agreement. The fee will be calculated based on the average daily net assets of the Portfolio and will be paid to the Sub-Advisor monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Advisor may, in its discretion and from time to time, waive a portion of its fee.

(b)  For purposes of this Section 6, the value of net assets of the Portfolio shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Portfolio in connection with the determination of net asset value of its shares.

7.  Expenses.    The Sub-Advisor shall bear all expenses (excluding brokerage costs, custodian fees, auditors fees or other expenses of the Portfolio to be borne by the Portfolio or the Trust) in connection with the performance of its services under this Agreement. The Portfolio will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; fees for any pricing service; the costs of regulatory compliance; and pro rata costs associated with maintaining the Trust’s legal existence and shareholder relations. All other Portfolio operating expenses not specifically assumed by the Sub-Advisor hereunder or by the Advisor are borne by the Portfolio or the Trust.

8.  Standard of Care and Liability of Sub-Advisor.    The Sub-Advisor will not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Sub-Advisor,

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whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm, or corporation shall have been selected with due care and in good faith; but nothing herein contained will be construed to protect the Sub-Advisor against any liability to the Advisor, the Portfolio or its shareholders by reason of: (a) the Sub-Advisor’s causing the Portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Portfolio’s Prospectus or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Advisor, (b) the Sub-Advisor’s causing the Portfolio to fail to satisfy the requirements of Subchapter M and/or Section 817(h) of the Code, or (c) the Sub-Advisor’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

9.  Disclosure Regarding the Sub-Advisor.

(a)  The Sub-Advisor has reviewed the disclosure about the Sub-Advisor contained in the Trust’s registration statement and represents and warrants that, with respect to such disclosure about the Sub-Advisor or information related, directly or indirectly, to the Sub-Advisor, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

(b)  The Sub-Advisor agrees to notify the Advisor and the Trust promptly of: (i) any statement about the Sub-Advisor contained in the Trust’s registration statement that becomes untrue in any material respect, (ii) any omission of a material fact about the Sub-Advisor in the Trust’s registration statement which is required to be stated therein or necessary to make the statements contained therein not misleading, or (iii) any reorganization or change in the Sub-Advisor, including any change in its ownership or key employees, including portfolio managers.

10.  Insurance.    The Sub-Advisor shall maintain for the duration hereof, with an insurer acceptable to the Advisor, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts sufficient to meet its obligations to its clients, including the Portfolio.

11.  Duration and Termination.    This Agreement shall become effective upon its approval by the Trust’s Board of Trustees and by the vote of a majority of the outstanding voting securities of the Portfolio.

This Agreement shall continue in effect until September 30, 2006, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Portfolio (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Advisor at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Sub-Advisor, or (c) by the Sub-Advisor at any time, without the payment of any penalty, on 90 days’ written notice to the Advisor. This

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Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement. As used in this Section 11, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

12.  Use of Name; Confidentiality.    (a) The Sub-Advisor shall not use the name of the Advisor, the Trust or the Portfolio in any advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Sub-Advisor and the Advisor. Similarly, the Advisor agrees that it shall not use the name of the Sub-Advisor in any advertisement, sales literature or other communication to the public except in accordance with such polices and procedures as shall be mutually agreed to in writing by the Advisor and the Sub-Advisor.

(b)  Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto (unless such information is or becomes readily ascertainable from public or published information or trade sources) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by the SEC, other regulatory body with applicable jurisdiction, or the Trust’s auditors, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

(c)  The Advisor, on behalf of the Portfolio, has legitimate business reasons to disclose to the Sub-Advisor certain non-public portfolio holdings information of the Portfolio (“Holdings Information”) from time to time. The Sub-Advisor agrees that it:

(i)  Will use the Holdings Information exclusively for purposes of providing services pursuant to this Agreement that may benefit the Portfolio;

(ii)  Will not engage in any fraudulent, competitive or improper behavior based on the Holdings Information that may disadvantage the Portfolio, including disclosing, trading or making investment recommendations based on the Holdings Information to or for any party other than the Portfolio as provided in this Agreement;

(iii)  Will treat the Holdings Information as confidential and will not disclose such information to any party other than as required to perform the services under this Agreement. This clause shall not apply to the extent that: (1) the Holdings Information is publicly known, (2) the Holdings Information is or becomes legally known to the Sub-Advisor other than through disclosure by the Portfolio, the Advisor, an affiliated person of the Portfolio or the Advisor or by another party bound by an obligation of confidentiality to the Portfolio, or (3) the disclosure is required by law or requested by any regulatory authority or required by statute, rule, regulation, subpoena, regulatory examination request or court order, provided, however, that the Sub-Advisor will not make any such disclosure without first notifying the Advisor and the Portfolio and allowing the Advisor or the Portfolio a reasonable opportunity to seek injunctive relief (or a protective order) with respect to the obligation to make such disclosure;

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(iv)  Will maintain policies and procedures in compliance with Rule 206(4)-7 under the Investment Advisors Act of 1940; and

(v)  Will notify the Advisor if the Sub-Advisor has any knowledge of the Holdings Information having been misused, including in violation of this Agreement.

13.  Governing Law.    This Agreement shall be governed by the internal laws of the State of New York, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14.  Severability.    Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15.  Notice.    Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Advisor at:	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10017

To the Sub-Advisor at:	Salomon Brothers Asset Management Inc 300 First Stamford Place, 2nd Floor Stamford, CT 06902

16.  Entire Agreement.    This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

A copy of the Trust Agreement is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Portfolio or the Trust.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.	SALOMON BROTHERS ASSET MANAGEMENT INC

By:	By:

Name:	Name:

Title:	Title:

10

Schedule A

to the

Sub-Advisory Agreement

between

Deutsche Investment Management Americas Inc.

and

Salomon Brothers Asset Management Inc

Pursuant to Section 6, the Advisor shall pay the Sub-Advisor compensation at an annual rate as follows:

Net Assets	Annualized Rate
On the first $100 million	0.425%
On the next $400 million	0.40%
On amounts over $500 million	0.35%

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EXHIBIT 4

Information For Other Funds Advised by SaBAM With Similar Objectives

Fund	Fee Rate	Net Assets as of June 30, 2005
Smith Barney Aggressive Growth Fund	0.79%	$8,571,227,249
ING Salomon Brothers Aggressive Growth Portfolio*	0.33%	$941,204,280

*	SaBAM serves as sub-advisor to this portfolio.

APPENDIX A

Directors and Principal Executive Officers of DeIM

Name and Address*	Position
Michael Colon	Chief Operating Officer and Director
Axel Schwarzer	President, Chief Executive Officer and Director
William A. Gagliardi	Chief Financial Officer, Treasurer and Director
A. Thomas Smith	Secretary and Chief Legal Officer
Mark Cullen	Executive Vice President
Leo P. Grohowski	Executive Vice President
Pierre de Weck	Executive Vice President
Phillip W. Gallo	Chief Compliance Officer
Joseph Rice	Assistant Treasurer
Niral Kalaria	Assistant Secretary
John H. Kim	Assistant Secretary

*	The address of all directors and officers, except Messrs. de Weck and Rice, is 345 Park Avenue, New York, New York 10154. Mr. de Weck’s address is Winchester House, 1 Great Winchester Street, London, United Kingdom EC2N 2DB. Mr. Rice’s address is 60 Wall Street, New York, New York 10154.

APPENDIX B

Fees Paid to Affiliates of DeIM

for the fiscal year ended 12/31/04

	Total		Unpaid at 12/31/04
SFAC		$98,193		$24,100
SDI		$14,375		$1,359
SISC	$	[0]	$	[0]

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of the commission (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $8 and $11, respectively.

APPENDIX C

Directors and Principal Executive Officers of SaBAM

Name and Address*	Position
Peter J. Wilby	Director
Michael F. Rosenbaum	General Counsel—Citigroup Asset Management
Jeffrey S. Scott	Chief Compliance Officer
Evan L. Merberg	Director
Michael Even	Director

*	The address of all directors and officers is 399 Park Avenue, New York, New York 10022.

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	SCUDDER VARIABLE SERIES II SCUDDER SALOMON AGGRESSIVE GROWTH PORTFOLIO	PROXY CARD
PO Box 18011	PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
Hauppauge, NY 11788-8811	345 Park Avenue, 27th Floor, New York, New York 10154
4:00 p.m., Eastern time, on October 21, 2005

The undersigned hereby appoints Philip J. Collora, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matters set forth in the Notice of a Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposals. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of a Special Meeting and the related Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: [ ]

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

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PROMPTLY USING THE ENCLOSED ENVELOPE.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. ALL MATTERS HAVE BEEN PROPOSED BY THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL 1:

	FOR	AGAINST	ABSTAIN
1. To approve a new investment management agreement between Scudder Variable Series II, on behalf of the Fund, and Deutsche Investment Management Americas Inc.	☐	☐	☐

VOTE ON PROPOSAL 2:

FOR	AGAINST	ABSTAIN

2. To approve a new sub-advisory agreement between Deutsche Investment Management Americas Inc. and Salomon Brothers Asset Management Inc, as a subsidiary of Citigroup, Inc., and a new sub-advisory agreement between Deutsche Investment Management Americas Inc. and Salomon Brothers Asset Management Inc, as a subsidiary of Legg Mason, Inc.

☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS VOTING INSTRUCTION CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Vote is important!
And now you can Vote on the PHONE or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.
It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.
It’s Easy! Just follow these simple steps:
1. Read your proxy statement and have it and this voting instruction card at hand.
2. Call toll-free [ ], or go to website: https://vote.proxy-direct.com.
3. Follow the recorded or on-screen directions.
4. Do not mail your voting instruction card when you vote by phone or Internet.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	SCUDDER VARIABLE SERIES II SCUDDER SALOMON AGGRESSIVE GROWTH PORTFOLIO	VOTING INSTRUCTION CARD
VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS
345 Park Avenue, 27th Floor, New York, New York 10154
4:00 p.m., Eastern time, on October 21, 2005

[Insurance Company Separate Account Name]

This Voting Instruction Card is solicited by the above referenced insurance company (the “Company”) for its contractholders and contract participants who hold unit values in the separate account of the Company that invests in the above named fund (the “Fund”) and who are entitled to instruct the company on how to vote shares held by the separate account.

The undersigned contractholder or contract participant instructs the Company to vote, at the special meeting and at any adjournments or postponements thereof (the “Special Meeting”), all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this card. The undersigned acknowledges receipt of the Fund’s Notice of Special Meeting and Proxy Statement.

If you sign below but do not make instructions on the reverse, the Company will vote all shares of the Fund attributable to your account value FOR the proposals. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the voting instructions for the Fund actually received from contract participants and contractholders in the separate account.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: [ ]

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN,

DATE AND MAIL THIS VOTING INSTRUCTION CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS VOTING INSTRUCTION CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

ALL MATTERS HAVE BEEN PROPOSED BY THE FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL 1:

	FOR	AGAINST	ABSTAIN
1. To approve a new investment management agreement between Scudder Variable Series II, on behalf of the Fund, and Deutsche Investment Management Americas Inc	☐	☐	☐

VOTE ON PROPOSAL 2:

FOR	AGAINST	ABSTAIN

2. To approve a new sub-advisory agreement between Deutsche Investment Management Americas Inc. and Salomon Brothers Asset Management Inc, as a subsidiary of Citigroup, Inc., and a new sub-advisory agreement between Deutsche Investment Management Americas Inc. and Salomon Brothers Asset Management Inc, as a subsidiary of Legg Mason, Inc

☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.